Exhibit 10.40

RESTRICTED STOCK TERMINATION

AGREEMENT

This Restricted Stock Termination Agreement (the “Termination Agreement”) is entered into as of January 18, 2007, by and between ProQuest Company and Richard Surratt (the “Executive”).

WHEREAS, the Executive and ProQuest Company are parties to a letter agreement dated July 13, 2006 (the “Executive Letter”) that obligates ProQuest Company to issue restricted stock (the “Restricted Stock”) to the Executive;

WHEREAS, the Executive agreed to temporarily delay the issuance of the Restricted Stock under an agreement dated December 28, 2006 (the “Standstill Agreement”) because ProQuest Company could not issue the Restricted Stock in registered form; and

WHEREAS, ProQuest Company has offered the Executive a cash payment in exchange for terminating its obligation to issue the Restricted Stock and the Executive finds this offer acceptable.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements hereinafter set forth, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

1. This Termination Agreement shall become effective upon the date of payment in full in cash of the Secured Obligations under, and as defined in, the Waiver and Omnibus Amendment Agreement dated as of May 2, 2006 (as amended, supplemented or otherwise modified from time to time), among ProQuest Company, certain of its subsidiaries, the lenders thereunder and LaSalle Bank Midwest National Association, as collateral agent (the “Effective Date”).

2. Upon and after the Effective Date, both the Standstill Agreement and ProQuest Company’s obligation to issue Restricted Stock to the Executive under Section 3 of the Executive Letter shall terminate and be of no further force or effect. Thereafter, ProQuest Company shall pay cash in the amount of up to $1,400,000 to the Executive in lieu of its obligation to issue Restricted Stock under the Executive Letter (the “Liquidation Amount”) within five business days after such time as the Executive would have become vested in the Restricted Stock under Section 3 of the Executive Letter or, if later, five business days after the Effective Date (each, a “Vesting Date”). The amount to be paid upon a Vesting Date shall equal the Liquidation Amount multiplied by the applicable vesting percentage under Section 3 of the Executive Letter.

3. The Executive Letter shall remain in full force and effect entitling the parties to all of their respective rights, payments, privileges and benefits under the Executive Letter, which will not be modified or changed in any way without the other party’s written consent, except as set forth herein. The Executive shall continue to provide services under the Executive Letter and acknowledges that the cash payment or payments under this Termination Agreement shall not constitute “Good Reason” under the Executive Letter or any other plan, agreement or policy maintained by ProQuest Company or its affiliates.

4. The cash payment under this Termination Agreement shall be excluded for purposes of determining all other compensation and employee benefits and shall be subject to all applicable tax withholding requirements. Notwithstanding anything to the contrary contained herein, in no event shall Executive receive or be entitled to receive both the Restricted Stock under Section 3 of the Executive Letter and the Liquidation Amount.

IN WITNESS WHEREOF, ProQuest Company has caused this Termination Agreement to be executed by a duly authorized officer, and the Executive has signed this Termination Agreement, as of the date first set forth below.

PROQUEST COMPANY

/s/ Alan Aldworth
Dated:	1/18/07	By:
Its

EXECUTIVE

/s/ Richard Surratt
Dated:		Richard Surrat

RESTRICTED STOCK TERMINATION

AGREEMENT

This Restricted Stock Termination Agreement (the “Termination Agreement”) is entered into as of January 18, 2007, by and between ProQuest Company and David Prichard (the “Executive”).

WHEREAS, the Executive and ProQuest Company are parties to a letter agreement dated August 7, 2006 (the “Executive Letter”) that obligates ProQuest Company to issue restricted stock (the “Restricted Stock”) to the Executive;

WHEREAS, the Executive agreed to temporarily delay the issuance of the Restricted Stock under an agreement dated December 28, 2006 (the “Standstill Agreement”) because ProQuest Company could not issue the Restricted Stock in registered form;

WHEREAS, ProQuest Company has offered the Executive a cash payment in exchange for the termination of the Company’s obligation to issue the Restricted Stock and the Executive’s agreement to provide transition services as described below for 60 days after the closing of the sale of ProQuest Information and Learning Company (“I&L”) to Cambridge Information Group; and

WHEREAS, the Executive finds this offer acceptable.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements hereinafter set forth, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

1. The Executive shall provide specified reasonable transition services to ProQuest Company on a full-time basis as requested by the Chief Executive Officer and Chief Financial Officer for a period of 60 days after the closing of the sale of I&L to Cambridge Information Group (the “I&L Sale.”); provided, however that such transition services shall be consistent with those of a senior executive of ProQuest Company. Executive shall not transfer employment to Cambridge Information Group following the I&L Sale. The following events shall not constitute a termination, actual or constructive, of the Executive’s employment and shall not constitute a basis for Good Reason under the Executive Letter or any other plan, agreement or policy maintained by ProQuest Company or its affiliates: (a) the Executive’s failure to become employed by Cambridge Information Group, or (b) a change in the Executive’s title or offices or a diminution of the Executive’s duties and responsibilities, position or status within ProQuest Company and its affiliates, which change or diminution is consistent with this Section 1. The Executive shall be entitled to terminate employment and receive Enhanced Severance Benefits (as defined under the Executive Letter) upon fulfilling his obligation to provide transition services under this Termination Agreement.

2. Both the Standstill Agreement and ProQuest Company’s obligation to issue Restricted Stock to the Executive under Section 3 of the Executive Letter shall terminate and be of no further force or effect. Thereafter, ProQuest Company shall pay cash in the amount of $1,230,000 to the Executive in lieu of its obligation to issue Restricted Stock under the Executive Letter (the “Liquidation Amount”) (a) within five business days after the sixtieth day following the closing of the I&L Sale, provided that the Executive has not resigned or been terminated for Cause by ProQuest Company at that time and has fulfilled his duty to provide transition services as described in Section 1 above, as reasonably determined by ProQuest Company or, if earlier, (b) within five business days after such time as the Executive would have otherwise become vested in the Restricted Stock under Section 3 of the Executive Letter. If at any time

ProQuest Company believes that Executive is not in compliance with his obligations to provide transition services hereunder it will provide him written notice within 5 days of such default and he shall have 5 business days to cure such default. In no case shall a default be identified in the final 5 days of the 60 day transition period.

3. The provisions of Section 2 above shall only be effective as of the date of payment in full in cash of the Secured Obligations under, and as defined in, the Waiver and Omnibus Amendment Agreement dated as of May 2, 2006 (as amended, supplemented or otherwise modified from time to time), among ProQuest Company, certain of its subsidiaries, the lenders thereunder and LaSalle Bank Midwest National Association, as collateral agent (the “Loan Repayment Date”). Notwithstanding anything to the contrary in this Termination Agreement, no payment shall be made under Section 2 above until 5 business days after the Loan Repayment Date.

4. The Executive Letter shall remain in full force and effect entitling the parties to all of their respective rights, payments, privileges and benefits under the Executive Letter, which will not be modified or changed in any way without the other party’s written consent, except as set forth herein. The Executive shall continue to provide services under the Executive Letter until the I&L Sale and thereafter under this Termination Agreement and acknowledges that the cash payment or payments under this Termination Agreement shall not constitute “Good Reason” under the Executive Letter or any other plan, agreement or policy maintained by ProQuest Company or its affiliates.

5. The Executive shall be paid $42.500 per month during the 60 day period immediately following an I&L Sale in lieu of regular salary, bonus and equity compensation under Exhibit D of the Executive Letter. Upon cessation of his transition services to ProQuest Company after the I&L Sale, Executive shall be treated as vested in his SERP account balance under the Executive Deferred Compensation Plan because of his termination of employment in connection with the I&L Sale and such SERP account balance shall thereafter be distributed in accordance with such plan. In addition, Executive’s deferral account balances under the Executive Deferred Compensation Plan shall be distributed in accordance with such plan no later than 90 days after the I&L Sale. The cash payment under this Termination Agreement shall be excluded for purposes of determining all other compensation and employee benefits and shall be subject to all applicable tax withholding requirements. Notwithstanding anything to the contrary contained herein, in no event shall Executive receive or be entitled to receive both the Restricted Stock under Section 3 of the Executive Letter and the Liquidation Amount.

IN WITNESS WHEREOF, ProQuest Company has caused this Termination Agreement to be executed by a duly authorized officer, and the Executive has signed this Termination Agreement, as of the date first set forth below.

PROQUEST COMPANY

/s/ Alan Aldworth
Dated:	1/18/07	By:
Its:

EXECUTIVE

Dated:	1/23/07	/s/ David A Prichard

RESTRICTED STOCK TERMINATION

AGREEMENT

This Restricted Stock Termination Agreement (the “Termination Agreement”) is entered into as of January 18, 2007, by and between ProQuest Company and Andrew Wyszkowski (the “Executive”).

WHEREAS, the Executive and ProQuest Company are parties to a letter agreement dated August 7, 2006 (the “Executive Letter”) that obligates ProQuest Company to issue restricted stock (the “Restricted Stock”) to the Executive;

WHEREAS, the Executive agreed to temporarily delay the issuance of the Restricted Stock under an agreement dated December 28, 2006 (the “Standstill Agreement”) because ProQuest Company could not issue the Restricted Stock in registered form; and

WHEREAS, ProQuest Company has offered the Executive a cash payment in exchange for terminating its obligation to issue the Restricted Stock and the Executive finds this offer acceptable.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements hereinafter set forth, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

1. This Termination Agreement shall become effective upon the date of payment in full in cash of the Secured Obligations under, and as defined in, the Waiver and Omnibus Amendment Agreement dated as of May 2, 2006 (as amended, supplemented or otherwise modified from time to time), among ProQuest Company, certain of its subsidiaries, the lenders thereunder and LaSalle Bank Midwest National Association, as collateral agent (the “Effective Date”).

2. Upon and after the Effective Date, both the Standstill Agreement and ProQuest Company’s obligation to issue Restricted Stock to the Executive under Section 3 of the Executive Letter shall terminate and be of no further force or effect. Within 5 days after the Effective Date, ProQuest Company shall transfer cash in the amount of $1,254,000 (the “Liquidation Amount”) into the escrow account as set forth in the Executive Letter in lieu of its obligation to issue Restricted Stock under the Executive Letter. The Liquidation Amount shall be payable from the Escrow Account within five business days after such time as the Executive would have become vested in the Restricted Stock under Section 3 of the Executive Letter. If the Effective Date is later than six months after the closing of the sale of ProQuest Business Solutions and the Executive has satisfied the vesting requirements described above, then ProQuest Company shall distribute the Liquidation Amount directly to the Executive subject to applicable tax withholding and Section 7(d) of the Executive Letter.

3. The Executive Letter shall remain in full force and effect entitling the parties to all of their respective rights, payments, privileges and benefits under the Executive Letter, which will not be modified or changed in any way without the other party’s written consent, except as set forth herein. The Executive acknowledges that neither the cash payment or payments under this Termination Agreement nor the delay in establishing the escrow account shall constitute “Good Reason” under the Executive Letter or any other plan, agreement or policy maintained by ProQuest Company or its affiliates.

4. The cash payment under this Termination Agreement shall be excluded for purposes of determining all other compensation and employee benefits and shall be subject to all applicable tax withholding requirements. Notwithstanding anything to the contrary contained herein, in no event shall Executive receive or be entitled to receive both the Restricted Stock under Section 3 of the Executive Letter and the Liquidation Amount.

IN WITNESS WHEREOF, ProQuest Company has caused this Termination Agreement to be executed by a duly authorized officer, and the Executive has signed this Termination Agreement, as of the date first set forth below.

PROQUEST COMPANY

Dated:	1/18/07	/s/ Alan Aldworth
By:
Its

EXECUTIVE

Dated	1/18/07	/s/ Andrew Wyszkowski
Andrew Wyszkowski

RESTRICTED STOCK TERMINATION

AGREEMENT

This Restricted Stock Termination Agreement (the “Termination Agreement”) is entered into as of January 18, 200, by and between ProQuest Company and Linda Longo-Kazanova (the “Executive”).

WHEREAS, the Executive and ProQuest Company are parties to a letter agreement dated July 13, 2006 (the “Executive Letter”) that obligates ProQuest Company to issue restricted stock (the “Restricted Stock”) to the Executive;

WHEREAS, the Executive agreed to temporarily delay the issuance of the Restricted Stock under an agreement dated December 28, 2006 (the “Standstill Agreement”) because ProQuest Company could not issue the Restricted Stock in registered form; and

WHEREAS, ProQuest Company has offered the Executive a cash payment in exchange for terminating its obligation to issue the Restricted Stock and the Executive finds this offer acceptable.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements hereinafter set forth, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

1. This Termination Agreement shall become effective upon the date of payment in full in cash of the Secured Obligations under, and as defined in, the Waiver and Omnibus Amendment Agreement dated as of May 2, 2006 (as amended, supplemented or otherwise modified from time to time), among ProQuest Company, certain of its subsidiaries, the lenders thereunder and LaSalle Bank Midwest National Association, as collateral agent (the “Effective Date”).

2. Upon and after the Effective Date, both the Standstill Agreement and ProQuest Company’s obligation to issue Restricted Stock to the Executive under Section 3 of the Executive Letter shall terminate and be of no further force or effect. Thereafter, ProQuest Company shall pay cash in the amount of up to $418,000 to the Executive in lieu of its obligation to issue Restricted Stock under the Executive Letter (the “Liquidation Amount”) within five business days after such time as the Executive would have become vested in the Restricted Stock under Section 3 of the Executive Letter or, if later, five business days after the Effective Date (each, a “Vesting Date”). The amount to be paid upon a Vesting Date shall equal the Liquidation Amount multiplied by the applicable vesting percentage under Section 3 of the Executive Letter.

3. The Executive Letter shall remain in full force and effect entitling the parties to all of their respective rights, payments, privileges and benefits under the Executive Letter, which will not be modified or changed in any way without the other party’s written consent, except as set forth herein. The Executive shall continue to provide services under the Executive Letter and acknowledges that the cash payment or payment under this Termination Agreement shall not constitute “Good Reason” under the Executive Letter or any other plan, agreement or policy maintained by ProQuest Company or its affiliates.

4. The cash payment under this Termination Agreement shall be excluded for purposes of determining all other compensation and employee benefits and shall be subject to all applicable tax withholding requirements. Notwithstanding anything to the contrary contained herein, in no event shall Executive receive or be entitled to receive both the Restricted Stock under Section 3 of the Executive Letter and the Liquidation Amount.

IN WITNESS WHEREOF, ProQuest Company has caused this Termination Agreement to be executed by a duly authorized officer, and the Executive has signed this Termination Agreement, as of the date first set forth below.

PROQUEST COMPANY

/s/ Alan Aldworth
Dated:	1/18/07	By:
Its

EXECUTIVE

Dated	1/18/07	/s/ Todd Buchardt
Todd Buchardt

RESTRICTED STOCK TERMINATION

AGREEMENT

This Restricted Stock Termination Agreement (the “Termination Agreement”) is entered into as of January 18, 2007. by and between ProQuest Company and Todd Buchardt (the “Executive”).

WHEREAS, the Executive and ProQuest Company are parties to a letter agreement dated July 13, 2006 (the “Executive Letter”) that obligates ProQuest Company to issue restricted stock (the “Restricted Stock”) to the Executive;

WHEREAS, the Executive agreed to temporarily delay the issuance of the Restricted Stock under an agreement dated December 28, 2006 (the “Standstill Agreement”) because ProQuest Company could not issue the Restricted Stock in registered form; and

WHEREAS, ProQuest Company has offered the Executive a cash payment in exchange for terminating its obligation to issue the Restricted Stock and the Executive finds this offer acceptable.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements hereinafter set forth, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

1. This Termination Agreement shall become effective upon the date of payment in full in cash of the Secured Obligations under, and as defined in, the Waiver and Omnibus Amendment Agreement dated as of May 2, 2006 (as amended, supplemented or otherwise modified from time to time), among ProQuest Company, certain of its subsidiaries, the lenders thereunder and LaSalle Bank Midwest National Association, as collateral agent (the “Effective Date”).

2. Upon and after the Effective Date, both the Standstill Agreement and ProQuest Company’s obligation to issue Restricted Stock to the Executive under Section 3 of the Executive Letter shall terminate and be of no further force or effect. Thereafter, ProQuest Company shall pay cash in the amount of up to $627,000 to the Executive in lieu of its obligation to issue Restricted Stock under the Executive Letter (the “Liquidation Amount”) within five business days after such time as the Executive would have become vested in the Restricted Stock under Section 3 of the Executive Letter or, if later, five business days after the Effective Date (each, a “Vesting Date”). The amount to be paid upon a Vesting Date shall equal the Liquidation Amount multiplied by the applicable vesting percentage under Section 3 of the Executive Letter.

3. The Executive Letter shall remain in full force and effect entitling the parties to all of their respective rights, payments, privileges and benefits under the Executive Letter, which will not be modified or changed in any way without the other party’s written consent, except as set forth herein. The Executive shall continue to provide services under the Executive Letter and acknowledges that the cash payment or payments under this Termination Agreement shall not constitute “Good Reason” under the Executive Letter or any other plan, agreement or policy maintained by ProQuest Company or its affiliates.

4. The cash payment under this Termination Agreement shall be excluded for purposes of determining all other compensation and employee benefits and shall be subject to all applicable tax withholding requirements. Notwithstanding anything to the contrary contained herein, in no event shall Executive receive or be entitled to receive both the Restricted Stock under Section 3 of the Executive Letter and the Liquidation Amount.

IN WITNESS WHEREOF, ProQuest Company has caused this Termination Agreement to be executed by a duly authorized officer, and the Executive has signed this Termination Agreement, as of the date first set forth below.

PROQUEST COMPANY

Illegible
Dated:	1/18/07	By:
Its:

EXECUTIVE

Dated	1/18/07	/s/ Linda Longo-Kazanova
Linda Longo-Kazanova